Subsequent Events	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

In July, 2018, the Company's shareholders approved an amendment to the 2016 Plan and as a result, there are 8,000,000 shares available for issuance under the 2016 Plan.

In July, 2018, the Company issued 150,000 shares of common stock to Aspire Capital, pursuant to the Second Purchase Agreement for net proceeds of approximately $0.2 million. As of the date of the Company's Quarterly Report on Form 10-Q filed on August 7, 2018, the Company has issued 1,205,409 shares of common stock to Aspire Capital under the Second Purchase Agreement.